UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2013

iTALK INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54664	20-5302617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)
(877) 652-3834
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Dutchess Bridge Financing

On October 17, 2013, iTalk Inc. (the “Company”) entered into a Subscription Agreement with Dutchess Opportunity Fund, II, LP ("Dutchess"), for the sale of an unsecured convertible note in the principal amount of $300,000 (the “Note”).  The Company received proceeds from the Note in the amount of $250,000.  The Note does not bear an interest rate, however, the Company is obligated to repay Dutchess $300,000 on or before November 30, 2013 (the “Repayment Date”).  If the Company has not repaid the entire Note by the Repayment Date, it is obligated to pay Dutchess monthly amortization payments of $20,000 beginning on December 1, 2013 (the “Monthly Payments”).

The Note is immediately convertible into shares of the Company’s common stock, par value $.001, (the “Common Stock”) at the sole option of Dutchess.  The conversion price is 90% of the lowest volume weighted average price of the Common Stock during the 20 trading days immediately prior to a conversion notice from Dutchess to the Company (the “Conversion Price”).  The Note also provides for penalties if the Company does not deliver shares of our Common Stock upon conversion within the required timeframes.

In the event the Company has not repaid the entire $300,000 by the Repayment Date, the Company is obligated to file a registration statement with the Securities and Exchange Commission (the “Commission”) for the shares of Common Stock underlying the conversion feature of the Note, including the Monthly Payments, no later than December 16, 2013.  If the Company fails to file the registration statement by such date and for each 30 day calendar period thereafter that it has failed to file it, the Conversion Price will be decreased by 10%.  If and when the registration statement is declared effective by the Commission, Dutchess may, at its option, convert the Monthly Payments into Common Stock at the Conversion Price in lieu of cash payments.

Dutchess has agreed to restrict its ability to convert the Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company. The Note also provides for penalties if the Company does not deliver shares of our Common Stock upon conversion within the required timeframes.

In addition, as an inducement to enter into the Note, the Company issued 1,000,000 shares of Common Stock to Dutchess (the “Inducement Shares”).  The Inducement Shares are “restricted securities” as defined by the Securities Act of 1933, as amended (the “Act”).  If the event the Company is required to file a registration statement, it will be required to include the Inducement Shares.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Dutchess is an accredited investor. Dutchess took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities.  The securities have not been registered under the Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Act.

The foregoing descriptions of the Subscription Agreement, the Note and the Registration Rights Agreement are qualified in their entirety by reference such agreements filed as exhibits 10.1, 10.2 and 10.3 to this Report, respectively, which are incorporated herein by reference.

Levy Bonus Agreement

On October 14, 2013, the Board of Directors of the Company implemented a bonus plan (the “Bonus Plan”) for the Company’s Chief Executive Officer, David F. Levy, who also serves as a member of the Board of Directors.  For the purposes of clarity, no fees were paid to Mr. Levy under the Bonus Plan with respect to the Dutchess Bridge Financing.

Specifically, the Bonus Plan grants Mr. Levy the following rights:

●   a cash or equity fee, at Mr. Levy’s option, equal to 2% of any non-securitized non-subordinated debt financing (non-subordinated debt is defined as working capital financing, asset based financing, accounts receivable, inventory, equipment, or other fixed asset financing, or a lease financing);

●   a cash or equity fee, at Mr. Levy’s option, equal to 2% of any non-securitized non-subordinated debt financing (non-subordinated debt is defined as working capital financing, asset based financing, accounts receivable, inventory, equipment, or other fixed asset financing, or a lease financing);

●    a cash or equity fee, at Mr. Levy’s option, equal to 4% of any non-securitized subordinated financing (subordinated debt is defined as non-inventory and non-accounts receivables based financing but excluding any financing with an equity bonus to the lender);

●    a cash or equity fee, at Mr. Levy’s option, equal to 5% of equity or quasi-equity financing;

●   a fee equal to 5% of consideration (as defined in the Bonus Agreement) paid to the Company in the sale or merger of a significant portion of the Company’s business or assets;

●   a fee equal to 1% of the Company’s market capitalization computed on the last day of the calendar year; and

●    a fee equal to .5% (or 1/2 of 1%) of any increase in the Company market capitalization from the first day of the calendar year to the last day of the calendar year.

The foregoing description of the Bonus Plan is qualified in its entirety by reference to such agreement filed as exhibit 10.4 to this Report which is incorporated herein by reference.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

    The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item

Item 3.02    Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K with respect to the Dutchess Bridge Financing is incorporated by reference into this Item.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure in Item 1.01 of this Current Report on Form 8-K with respect to the Levy Bonus Agreement is incorporated by reference into this Item.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

         On October 10, 2013, the Company filed with Secretary of State of Nevada a Certificate of Designation for its Series A Preferred Stock (the “Series A Designation”).  The Series A Designation authorized 10 shares of the Series A Preferred Stock.  A holder of a share of Series A Preferred Stock is entitled to voting rights equal to 2 times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any Preferred Stock which are issued and outstanding at the time of voting.

The foregoing description of the Series A Designation is qualified in its entirety by reference to the text of the Series A Designation filed as exhibit 3.1 to this Report which is incorporated herein by reference.

Item 8.01    Other Events

On October 21, 2013, the Company announced the Dutchess Bridge Financing. A copy of the press release is filed as Exhibit 99.1 hereto, and incorporated by reference in, this report.  The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

3.1	Certificate of Designation of Series A Preferred Stock

10.1	Subscription Agreement, dated October 17, 2013, between the Company and Dutchess Opportunity Fund, II, LP.

10.2	Debenture issued on October 17, 2013 by the Company to Dutchess Opportunity Fund, II, LP.

10.3	Registration Rights Agreement, dated as of October 17, 2013, between the Company and Dutchess Opportunity Fund, II, LP.

10.4	David F. Levy Bonus Plan.

99.1	Press release dated October 21, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTALK INC.

Dated: October 21, 2013	By:	/s/ David F. Levy
Name: David F. Levy
Title: President